UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 14, 2007

SOUTHERN NATURAL GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-2745	63-0196650
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 13, 2007, we announced that we have commenced a cash tender offer for a certain series of our outstanding notes. A copy of the press release announcing the tender offer is attached as Exhibit 99.A.

Item 8.01.  Other Events.

On March 14, 2007, we announced that we have priced an offering of $500 million of senior notes due 2017 with a coupon of 5.90%. This offering was done in a Rule 144A and Regulation S offering with registration rights. A copy of the press release announcing the pricing of the notes offering is attached as Exhibit 99.B.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.A	Press Release dated March 13, 2007.
99.B	Press Release dated March 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN NATURAL GAS COMPANY

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

Dated:  March 14, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated March 13, 2007.
99.B	Press Release dated March 14, 2007.